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                                          EXHIBIT 23.2


                                Consent of Arthur Andersen & Co.

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated June 29, 1994, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1994, and to all references to our Firm included in this registration statement.



                                    /s/ARTHUR ANDERSEN & CO.
                                    -----------------------------
                                    ARTHUR ANDERSEN & CO.




Memphis, Tennessee
August 5, 1994.